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                                                                   EXHIBIT 10.52

                          TWELFTH AMENDMENT AND WAIVER


                  TWELFTH AMENDMENT AND WAIVER (this "Amendment"), dated as of January 28, 1999, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY ("BTCC"), as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :


                  WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

                  WHEREAS, Consumers Packaging Inc. ("Consumers"), G&G Investments, Inc. ("G&G"), Glenshaw Glass Company, Hillsboro Glass Company, Consumers International Inc., Consumers U.S. Inc., U.S. Holdco, I.M.T.E.C. Enterprises Inc., the Borrower and the Agent are parties to an Intercompany Agreement dated as of April 17, 1998, (the "Intercompany Agreement"), whereby the Affiliate Companies acknowledged the restrictions regarding "Affiliate Transactions" contained in the Credit Agreement, the Anchor Indenture and the Consumers Indenture, and agreed that they would not enter into any transaction in violation of such restrictions;


                  WHEREAS, G&G and the Borrower are parties to an Intercompany Note, dated as of September 8, 1998 (the "Intercompany Note"), in the principal amount of U.S. $17,330,021.37, between G&G, as Maker, and the Borrower, as Holder; and


                  WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;


                  NOW, THEREFORE, it is agreed:

                  1. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned Lenders hereby waive compliance with the Interest Coverage Ratio for December 31, 1998, set forth in Section 8.11, provided that such waiver will terminate and will cease to be effective, and any Default or Event of Default which would have occurred under Section 8.11 but for such waiver will be reinstated:


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                  (A)      unless the Borrower shall have received a cash
payment of at least $20 million in settlement of outstanding receivables owing on the date hereof from certain of the Affiliates on or before February 3, 1999; or

                  (B) if the amounts owing to the Borrower under intercompany receivables from its Affiliates (x) increases above the amount outstanding on the date hereof or (y) increases with respect to the intercompany receivables arising from the manufacturing of molds, after the payments thereof required under clause (A) above, and such increase remains outstanding for more than 45 days or the aggregate amount of such intercompany receivables exceed $ 3,000,000.

                  2. Section 8.7 (b) Clause (w) of the Credit Agreement is hereby amended by adding the following text at the end thereof:

                   "provided that the Borrower shall not be required to comply with this clause (w) in respect of the Interest Coverage Ratio on December 31, 1998 in connection with the making of payments under the Management Agreement if (A) the Borrower has received a cash payment of $20 million in repayment of intercompany receivables owing to it from its Affiliates and if (B) the Available Borrowing Amount less Outstandings at such time (both before and after giving effect to any payment) is more than $28,000,000, and the Borrower shall deliver a certificate to the Administration Agent, in form and substance satisfactory to it, showing the calculation thereof, and the then outstanding trade payable balances, which shall verify that they are normal and customary for the Borrower."

                  3. Notwithstanding any provision of the Credit Agreement, the Borrower may amend the Intercompany Note to extend the Maturity Date thereof to March 31, 1999.

                  4. The undersigned Lenders hereby authorize the Agent to execute the Third Amendment to the Intercompany Agreement in the form of Exhibit A hereto.

                  5. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Twelfth Amendment Effective Date (as defined in Section 9 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Twelfth Amendment Effective Date, after giving effect to this Amendment.

                  6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed


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and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.


                  8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  9. This Amendment shall become effective on the date (the "Twelfth Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement; (ii) the Agent shall have received a legal opinion, substantially in the form of Exhibit B to this Amendment, from Eckert Seamans Cherin & Mellot, LLC; and (iii) the Agent shall have received a fee equal to $137,500 for pro rata distribution among the Lenders according to their respective Commitments under the Credit Agreement.

                  10. From and after the Twelfth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        ANCHOR GLASS CONTAINER  CORPORATION



                                        By  /s/ M. William Lightner, Jr.
                                        Name:  M. William Lightner, Jr.
                                        Title: Senior Vice President-Finance
                                               and Chief Financial Officer


                                        BT COMMERCIAL CORPORATION,
                                          Individually, as Agent
                                          and as Co-Syndication Agent



                                        By  /s/ Frank A. Chiovari
                                        Name:  Frank A. Chiovari
                                        Title: V.P.

                                        PNC BANK, NATIONAL ASSOCIATION,
                                          Individually, as
                                          Co-Syndication Agent and
                                          Issuing Bank



                                        By   /s/ L. E. Susack
                                        Name:  L. E. Susack
                                        Title: Sr. Vice President


                                        BANKERS TRUST COMPANY, as Issuing Bank



                                        By  /s/ Frank A. Chiovari
                                        Name:  Frank A. Chiovari
                                        Title: V.P.
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                                        THE CIT GROUP/BUSINESS CREDIT, INC.



                                        By  /s/ Karen Hoffman
                                        Name:  Karen Hoffman
                                        Title: AVP


                                        CORESTATES BANK, N.A.



                                        By  /s/ Jennifer R. Avrigian
                                        Name: Jennifer R.Avrigian
                                        Title: AVP


                                        FLEET BANK



                                        By______________________________
                                        Name:
                                        Title:


                                        KEY CORPORATE CAPITAL, INC.



                                        By______________________________
                                        Name:
                                        Title:


                                        MELLON BANK, N.A.



                                        By  /s/ Thomas J. Bugieda
                                        Name:  Thomas J. Bugieda
                                        Title:  Assn. Vice  President




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                                        NATIONAL BANK OF CANADA



                                        By______________________________
                                        Name:
                                        Title:



                                        By______________________________
                                        Name:
                                        Title:


                                        NATIONAL CITY COMMERCIAL FINANCE,  INC.



                                        By  /s/ Joseph L. White
                                        Name:  Joseph L. White
                                        Title:  Senior Vice President


                                        SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                        By______________________________
                                        Name:
                                        Title: